Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	We do not currently grant stock options or stock appreciation rights (“SARs”) as part of our equity compensation programs. During 2025, (a) the Compensation Committee and the Board did not award any options or SARs to a NEO, and (b) the Company did not time the disclosure of material nonpublic information to affect the value of executive compensation. However, if stock options or SARs were to be granted in the future, the Company would not grant such awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock.
Award Timing Method	We do not currently grant stock options or stock appreciation rights (“SARs”) as part of our equity compensation programs.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false